Exhibit 10.5

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

VINCE INTERMEDIATE HOLDING, LLC.

PROMISSORY NOTE

$[ ]	[ ], 2013 (the “Date of Issuance”)

For value received, Vince Intermediate Holding, LLC, a Delaware limited liability company (the “Maker”), hereby promises to pay immediately to the order of Kellwood, LLC, a Delaware limited liability company (the “Payee”), the principal amount of $[        ]. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Transfer Agreement (as defined below).

This promissory note (this “Note”) is issued in connection with the consummation of the transactions contemplated by that certain Transfer Agreement (the “Transfer Agreement”), dated as of [            ], 2013, by and between Maker and Payee, pursuant to which the Maker will acquire the Equity Interests from Payee as of the Closing. Immediately upon the cash payment in full of all amounts due to Payee under this Note, this Note shall be surrendered to the Maker and marked “cancelled”.

In the event the Maker fails to pay any amounts due hereunder (in accordance with Section 6.01(a) of the Transfer Agreement) immediately on the date of issuance, the Maker shall pay to the holder hereof, in addition to the amounts due hereunder, all costs of collection or enforcement of this Note, including reasonable attorneys fees.

The Maker, and its successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Maker hereunder.

This Note shall be governed by the internal laws, not the laws of conflicts, of the State of Delaware.

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IN WITNESS WHEREOF, the Maker has executed and delivered this Note on the Date of Issuance.

VINCE INTERMEDIATE HOLDING, LLC.

By:
Name:
Its:

Signature Page to Promissory Note of Vince Intermediate Holding, LLC.